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                                                                    EXHIBIT 99.8
                                                                  EXECUTION COPY

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                     12.125% SENIOR DISCOUNT NOTES DUE 2008


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                          FIRST SUPPLEMENT TO INDENTURE

                          DATED AS OF OCTOBER 26, 2001


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                        FOCAL COMMUNICATIONS CORPORATION,
                                   AS ISSUER,

                                       AND

                           BNY MIDWEST TRUST COMPANY,
                                   AS TRUSTEE



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                          FIRST SUPPLEMENT TO INDENTURE

     This First Supplement to Indenture is dated as of October 26, 2001 by and between Focal Communications Corporation, a Delaware corporation (the "COMPANY"), and BNY Midwest Trust Company, an Illinois trust company (the "TRUSTEE"), as successor to Harris Trust and Savings Bank, with respect to the Company's 12.125% Senior Discount Notes due 2008 (this "FIRST SUPPLEMENT"). Capitalized terms used but not otherwise defined in this First Supplement shall have the meanings ascribed to such terms in the Indenture (hereinafter defined).

     WHEREAS, the Company and the Trustee entered into that certain Indenture, dated as February 18, 1998 (as may be amended and supplemented from time to time in accordance with its terms, the "INDENTURE");

     WHEREAS, Section 9.02 of the Indenture provides that, when authorized by resolutions of its Board of Directors, the Company and the Trustee may, with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes, enter into one or more indentures supplemental to the Indenture for the purpose of, among other things, changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders, subject to certain exceptions set forth therein;

     WHEREAS, the Company is undertaking a restructuring of its debt and equity securities in connection with which the Company and certain Holders of the Notes have entered into Exchange Agreements (the "EXCHANGE AGREEMENTS"), pursuant to which the Holders have agreed to exchange all of their respective Notes for shares of Common Stock, par value $.01 per share, of the Company ("COMMON STOCK");

     WHEREAS, Holders in excess of 50% of the Notes outstanding have consented in their respective Exchange Agreements to this First Supplement;

     WHEREAS, pursuant to Section 9.02 of the Indenture, the Trustee is authorized to execute and deliver this First Supplement;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE I
                              INDENTURE AMENDMENTS

     Section 1.01 AMENDMENT TO DEFINITION OF CHANGE OF CONTROL. The definition of "Change of Control" included in Section 1.1 of the Indenture shall hereby be amended and supplemented by deleting such definition in its entirety and replacing it to read as follows:

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          "Change of Control" shall be deemed to occur if (i) the sale, conveyance, transfer or lease of all or substantially all of the assets of the Company (other than by way of merger, amalgamation or consolidation) to any "Person" or "group" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(i) under the Exchange Act), other than any Permitted Holder or any Restricted Subsidiary, shall have occurred, (ii) any "Person" or "group" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(i) under the Exchange Act), other than any Permitted Holder, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of all classes of the Voting Stock of the Company (including any warrants, options or rights to acquire such Voting Stock), calculated on a fully diluted basis, or (iii) at any time after a Public Market shall exist, during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with (a) any directors whose election or appointment by the Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved and (b) any directors elected pursuant to the terms of any shareholders' agreement among the Company's shareholders) cease for any reason to constitute a majority of the Board of Directors then in office; provided that, for purposes of clause (ii) hereof, a Change of Control shall not be deemed to occur in connection with any transaction that results in the Company becoming a Subsidiary of another Person if no other "Person" or "group," other than any Permitted Holder, is or becomes as a result of such transaction, the "beneficial owner" of more than 50% of the total voting power of all classes of Voting Stock of such Person (including any warrants, options or rights to acquire such Voting Stock), calculated on a fully diluted basis."

     Section 1.02 AMENDMENT TO SECTION 4.09.

               (a) Clause (i) of paragraph (b) of Section 4.09 shall hereby be amended by deleting such clause in its entirety and replacing it to read as follows:

          "(i) Senior Indebtedness and Guarantees thereof by Restricted Subsidiaries in an aggregate principal amount outstanding at any one time not to exceed $250,000,000, and any renewal, extension, refinancing or refunding thereof in an amount which, together with any principal amount remaining outstanding or available pursuant to this clause (i) does not exceed the aggregate principal amount outstanding or available under all such Senior Indebtedness immediately prior to such renewal, extension, refinancing or refunding, less, in any case, any amount of such Indebtedness permanently repaid under Section 4.08;"

               (b) Clause (vii) of paragraph (b) of Section 4.09 shall hereby be amended and supplemented by deleting such clause in its entirety and replacing it to read as follows:


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          "(vii) Subordinated Indebtedness in an aggregate principal amount outstanding at any one time not to exceed $250,000,000, less, in any case, any amount of such Indebtedness permanently repaid as provided under Section 4.08;"

     Section 1.03 AMENDMENT TO SECTION 4.12. (a) Clause (ii) of paragraph (b) of
Section 4.12 shall hereby be amended and supplemented by deleting such clause in its entirety and replacing it to read as follows:

          "(ii) Liens granted by the Company or a Restricted Subsidiary to secure Indebtedness Incurred on or after the Issue Date pursuant to Section 4.09(b)(i)or (ii);"

               (b) Clause (iv) of paragraph (b) of Section 4.12 shall hereby be amended and supplemented by deleting such clause in its entirety and replacing it to read as follows:

          "(iv) Liens on Property of the Company or a Restricted Subsidiary acquired, constructed or constituting improvements made after the Issue Date to secure Indebtedness (including Guarantees) Incurred pursuant to Section 4.09(b)(ii) which is otherwise permitted under this Indenture."

     Section 1.04 AMENDMENT TO SECTION 5.01 . Paragraph (c) of Section 5.01 be and hereby is amended and supplemented by deleting paragraph (c) in its entirety and replacing it to read as follows:

          "(c) Immediately after giving effect to such transaction or series of related transactions on a pro forma basis (including any Indebtedness incurred in connection with or in respect of, and any Indebtedness to be repaid in connection with or as a result of, such transaction or series of related transactions), the Company (or the Surviving Entity, if the Company is not the surviving corporation) would be permitted to Incur at least $1 of additional Indebtedness pursuant to Section 4.09(a) provided that this clause (c) shall not apply to (X) a consolidation, merger or sale of all (but not less than all) of the assets of the Company if all Liens and Indebtedness of the Company or the Surviving Entity, as the case may be, and its Restricted Subsidiaries outstanding immediately after such transaction would, if incurred at such time, have been permitted to be incurred (and all such Liens and Indebtedness, other than the Liens and Indebtedness of the Company and its Restricted Subsidiaries outstanding immediately prior to the transaction, shall be deemed to have been incurred) for all purposes of the Indenture or (Y) a consolidation, merger or sale of all or substantially all of the assets of the Company if immediately after giving effect to such transaction or series of related transactions on a pro forma basis (including any Indebtedness incurred in connection with or in respect of, and any Indebtedness to be repaid in connection with or as a result of, such transaction or series of related transactions) the Company's (or the Surviving Entity's) leverage ratio computed pursuant to Section 4.09(a) would be equal to or less than the leverage ratio of the Company immediately prior to such transaction;"


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                                   ARTICLE II
                            MISCELLANEOUS PROVISIONS

     Section 2.01 INSTRUMENTS TO BE READ TOGETHER. This First Supplement is an indenture supplement to and in implementation of the Indenture, and said Indenture and this First Supplement shall henceforth be read together.

     Section 2.02 CONFIRMATION. The Indenture, as amended and supplemented by this First Supplement, is in all respects confirmed and preserved.

     Section 2.03 COUNTERPARTS. This First Supplement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute one and the same instrument.

     Section 2.04 EFFECTIVENESS. This First Supplement shall become effective immediately upon its execution in accordance with the provisions of Article IX of the Indenture.

     Section 2.05 GOVERNING LAW. THIS FIRST SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. THE COMPANY AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST SUPPLEMENT.

     Section 2.06 DISCLAIMER OF TRUSTEE'S RESPONSIBILITY. In executing this First Supplement, the Trustee shall be entitled to all the privileges and immunities afforded to the Trustee under the terms and conditions of the Indenture.

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     IN WITNESS WHEREOF, the parties hereto have caused this First Supplement to
Indenture to be duly executed as of the date first above written.

                                       FOCAL COMMUNICATIONS CORPORATION


                                       By:      /s/ Ron Reising
                                       Name:    Ronald Reising
                                       Its:     Executive Vice President and
                                                Chief Financial Officer

                                       BNY MIDWEST TRUST COMPANY


                                       By:      /s/ C. Potter
                                       Name:    Carolyn Potter
                                       Its:     Assistant Vice President